                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2004

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         0-19907                48-1109495
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(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                   File Number)           Identification No.)

    224 East Douglas, Suite 700, Wichita, KS                   67202
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    (Address of principal executive offices)                 (zip code)

       Registrant's telephone number, including area code: (316) 264-8899
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                                Not applicable.
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            Deidra  Lincoln,  Vice  President  of Del  Frisco's  for  Lone  Star
Steakhouse & Saloon, Inc. (the "Company"),  entered into a stock trading plan on
May 3, 2004, in  accordance  with Rule 10b5-1 to sell up to 50,000 shares of the
Company's common stock,  which may include up to 50,000 shares issuable upon the exercise of options  expiring in January  2010.  The plan  provides for sales of specified  share  amounts at market  prices,  subject to specified  limitations.
Sales  pursuant to this plan commenced on May 4, 2004 and end on August 4, 2004.
This plan was established  during the Company's trading  "window".  In addition,
Ms.  Lincoln has informed the Company that she will publicly  disclose any stock sales made under the Rule 10b5-1 plan as required by the securities laws.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LONE STAR STEAKHOUSE & SALOON,
                                   INC.

Dated: May 4, 2004            By:  /s/ Gerald T. Aaron
                                   -----------------------------------
                                   Name:   Gerald T. Aaron
                                   Title:  Senior Vice President